EXHIBIT 10.28

AMENDMENT TO SERVICE COMPANY CONTRACT

THIS AMENDMENT to that certain Service Company Contract dated April 7, 1995, is made and entered into this 26th day of January, 1996, by and between FLORIDA ADMINISTRATORS, INC., a Florida corporation, (hereinafter referred to as “Management Company”) and Compensation Benefits, Inc., a Florida corporation, (hereinafter referred to as “Service Company” as follows:

RECITALS

WHEREAS, PINNACLE ASSURANCE CORPORATION, a Florida Assessable Mutual Insurance company as predecessor to PINNACLE ASSURANCE CORPORATION, a Florida stock insurance company, (hereinafter referred to as “PINNACLE”) and Management Company have entered into that certain Management Company Contract dated April 7, 1995; and

WHEREAS, PINNACLE has, as of this date, been converted into a Florida stock insurance company with the approval of the Florida Department of Insurance; and

WHEREAS, PINNACLE is the successor entity to PINNACLE ASSURANCE CORPORATION, as assessable mutual; and

WHEREAS, PINNACLE and Management Company executed that certain Amendment to Management Company contract on January 26, 1996; and

WHEREAS, the Management Company and the Service Company have previously entered into that certain Service Company contract dated April 7, 1995, wherein Service Company has agreed to perform certain duties and responsibilities and to provide certain services to Management Company and to PINNACLE; and

WHEREAS, the Management Company and the Service Company wish to amend the Service Company contract to reflect certain changes hereinafter set forth.

NOW, THEREFORE, for Ten Dollars and 00/100 ($10.00), and other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged by all parties hereto, it is agreed as follows:

1.             The above Recitals are true and correct and are incorporated into the terms and provisions of this Agreement by reference.

2.             Management Company and Service Company hereby acknowledge and agree that, except as amended herein, the Service Company contract, dated April 7, 1995, shall remain in full force and effect in accordance with its terms, without interruption, notwithstanding the conversion of PINNACLE from an Assessable Mutual corporation to a Stock Insurance

Company.  All references to PINNACLE in said Service Company contract shall now be deemed to refer to PINNACLE ASSURANCE CORPORATION, a Florida Stock Insurance Company.

3.             The following changes to the Service Company contract are hereby agreed upon:

Article III, Section 3.2(a) is hereby amended by deleting subparagraph (a) in its entirety and substituting the following in its place and stead:

3.2(a)      Handling all claims incurred before and during the term of this Agreement where a liability is asserted that is alleged to be covered by PINNACLE as more particularly set forth in Article VIII; provided, however, that effective as of December 31, 1995, the Service Company shall have no liability or responsibility whatsoever to adjust until conclusion any claims occurring during the contract period in the event that this Service Company contract is terminated for any reason.  Any such responsibility for continuing claims adjusting shall terminate with the termination of the Service Company contract.

Article VIII, Section 8.4 is hereby deleted in its entirety and the following is substituted:

8.4           Post Termination Claims.  Effective December 31, 1995, notwithstanding any provision to the contrary in this Agreement, in no event, shall the Service Company be responsible to continue providing claims adjusting services after the termination of this Agreement, whether such termination is with or without cause, except as specifically stated in this Agreement.

4.             All remaining terms and provisions of the Service Company contract dated April 7, 1995, not specifically or impliedly amended herein shall remain in full force and effect and are hereby ratified, adopted and reaffirmed.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written for themselves, their successors, and their permitted assigns, if any,

and do hereby agree to fully perform the covenants and agreements and hereinabove set forth.

Management Company:
FLORIDA ADMINISTRATORS, INC.,
A Florida corporation

By:	/s/Sam A. Stephens, Pres.
As its

Attest:

By:	/s/Dale E. Hanson, Sec.
As its Secretary

Service Company
COMPENSATION BENEFITS, INC.,
A Florida corporation

By:	/s/Sam A. Stephens, Pres.
As its

Attest:

By:	/s/Dale E. Hanson, Sec.
As its Secretary